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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report,
(Date of earliest event reported):              June 6, 2007
                                               --------------

                 Alfa International Holdings Corp.
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    (Exact name of registrant as specified in its charter)


   Delaware                0-17264            20-2876380
----------------         -------------      ---------------
(State or other          (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                  Number)

   350 Fifth Avenue, Suite 1103, New York, N.Y.            10118
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    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (212)563-4141
                                                    --------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act;
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act;
[ ] Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act;
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01 Regulation FD Disclosure
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     On June 6, 2007 Alfa International Holdings Corp. (the
"Company") made a press release announcing that the proposed Omagine Project being developed by Journey of Light, Inc., a
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wholly owned subsidiary of the Company, was recognized by "The
Economist" in its June 1, 2007 publication.


Item 9.01.  Exhibits
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     (c)  A copy of the press release dated June 6, 2007 is
filed as an exhibit hereto.


                           SIGNATURES
                           ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 7, 2007

                              ALFA International Holdings Corp.
                              ---------------------------------
                                (Registrant)


                              BY: /s/ Frank J. Drohan
                                  -----------------------
                                   Frank J. Drohan,
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer